Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of TechPrecision Corporation (the “Company”) for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander Shen, the Chief Executive Officer of the Company, and I, Phillip E. Podgorski, the Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2026	/s/ Alexander Shen
Alexander Shen
Chief Executive Officer
(Principal Executive Officer)

Dated: August 13, 2026	/s/ Phillip E. Podgorski
Phillip E. Podgorski
Chief Financial Officer
(Principal Financial Officer)